                                                                  Exhibit 31

                    CHIEF EXECUTIVE OFFICER CERTIFICATION

I, John W. Bachmann, certify that:

1. I have reviewed this quarterly report on Form 10-Q of The Jones Financial Companies, L.L.L.P.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition and results of operations and cash flows of the Partnership as of, and for, the periods presented in this quarterly report.

4. The Partnership's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Partnership and have;

       a) designed such disclosure controls and procedures to ensure that material information relating to the Partnership including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is prepared;
       b) evaluated the effectiveness of the Partnership's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and
       c) presented in this quarterly report our conclusions about the effectiveness of our disclosure controls and procedures based on our evaluation as of the Evaluation Date.

5. The Partnership's other certifying officer and I have disclosed, based on our most recent evaluation, to the Partnership's auditors and the Executive Committee:

       a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Partnership's ability to record, process, summarize, and report financial data and have identified for the Partnership's auditors any material weaknesses in internal controls; and
       b) any fraud, whether or not material, that involves management or other associates who have a significant role in the Partnership's internal controls.

6. The Partnership's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                    /s/ John W. Bachmann
                                    -----------------------------------------
                                    Chief Executive Officer
                                    The Jones Financial Companies, L.L.L.P.
                                    August 8, 2003


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
                                                                  Exhibit 31

                    CHIEF FINANCIAL OFFICER CERTIFICATION

I, Steven Novik, certify that:

1. I have reviewed this quarterly report on Form 10-Q of The Jones Financial Companies, L.L.L.P.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition and results of operations and cash flows of the Partnership as of, and for, the periods presented in this quarterly report.

4. The Partnership's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Partnership and have;

       a) designed such disclosure controls and procedures to ensure that material information relating to the Partnership including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is prepared;
       b) evaluated the effectiveness of the Partnership's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and
       c) presented in this quarterly report our conclusions about the effectiveness of our disclosure controls and procedures based on our evaluation as of the Evaluation Date.

5. The Partnership's other certifying officer and I have disclosed, based on our most recent evaluation, to the Partnership's auditors and the Executive Committee:

       a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Partnership's ability to record, process, summarize, and report financial data and have identified for the Partnership's auditors any material weaknesses in internal controls; and
       b) any fraud, whether or not material, that involves management or other associates who have a significant role in the Partnership's internal controls.

6. The Partnership's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                    /s/ Steven Novik
                                    -----------------------------------------
                                    Steven Novik
                                    Chief Financial Officer
                                    The Jones Financial Companies, L.L.L.P.
                                    August 8, 2003